Exhibit 10.15



                              CONSULTING AGREEMENT
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     This  Consulting Agreement (the "Agreement") is entered into as of November
11, 2005, by and between Vijay Alimchandani, dba Financial Systems International ("FSI" or "Consultant") and National Parking Systems, Inc., a Nevada corporation (the "Client").

     WHEREAS, the Client requires financial and management advice and consulting in connection with its desires to acquire a company in the stem cell business, and to secure valuable management consulting to assist the Client in its operations, strategy and in its negotiations with vendors, customers and strategic partners (the "Client Objectives");

     WHEREAS, FSI has a pre-existing relationship with a stem cell company, its majority shareholder and various members of its management, and FSI has agreed to assist the Client in negotiating and closing the acquisition of such stem cell company;

     WHEREAS, the Client recognizes that the Consultant can contribute to analyzing, structuring and negotiating acquisitions and other desirable projects, including the Client Objectives, which contribution is of great value to the Client and its shareholders;

     WHEREAS, the Client believes it to be important to retain Consultant, on a non-exclusive basis, and have Consultant available to the Client for consulting services in the manner and subject to the terms, covenants, and conditions set forth herein;

     WHEREAS, in order to accomplish the foregoing, the Client and Consultant desire to enter into this Agreement.

     NOW THEREFORE, in view of the foregoing and in consideration of the premises and mutual representations, warranties, covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.   Retention.  The  Client  hereby  retains  the  Consultant for a term ending
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     on June 30, 2006.

2.   Duties  of  Consultant.  During  the  Consulting  Period,  the  Consultant
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     shall  use  its  reasonable  and  best efforts to perform those actions and responsibilities necessary to assist the Client with in achieving the Client Objectives, as instructed by the Client from time to time, including assisting the Client in the negotiation, documentation and closing of the acquisition of a stem cell company, in each case as requested by the Client (the "Services"). Consultant shall render such Services diligently and to the best of its ability.

3.   Compensation.   In   consideration   for  Consultant   entering  into  this
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     Agreement  and the Services provided hereunder, the Client shall compensate
     Consultant by paying to Consultant either (a) Fifty Thousand Dollars ($50,000) in cash, or (b) (i) 1,500,000 shares of the common stock of Client, and (ii) a warrant to purchase 500,000 shares of common stock of Client at an exercise price of $1.00 per share. Notwithstanding the foregoing, in the event the Client does not complete the acquisition of a stem cell company prior to June 30, 2006, then, in such event and only in

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     such  event,  the  Client  shall  have the right to purchase the Shares and
     Warrants for $1,000, or, if the Client has paid Consultant in the form of $50,000 cash, the Consultant shall refund $49,000 of such payment. Client shall issue the shares and warrants as directed by Consultant.

4.   Counterparts.    This   Agreement   may  be   executed   in  two  or   more
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     counterparts,  each  of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Any signature by facsimile shall be valid and binding as if an original signature were delivered.

5.   Captions.  The  caption  headings  in  this  Agreement  are for convenience
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     of reference only and are not intended and shall not be construed as having any substantive effect.

6.   Governing  Law.   This  Agreement   shall  be   governed,  interpreted  and
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     construed in accordance with the laws of the state of California applicable to agreements entered into and to be performed entirely therein.

7.   Arbitration.  Any  controversy,  claim,  or  counterclaim arising from this
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     agreement  shall  be  submitted  to  and  decided  by  final   and  binding
     arbitration by a single arbitrator administered in Los Angeles, California by the American Arbitration Association under its commercial rules. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING
     OUT  OF  OR  RELATING  TO  THIS  AGREEMENT  OR  ANY  OF  THE   CONTEMPLATED
     TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE
     KNOWING,  VOLUNTARY  AND   BARGAINED-FOR   AGREEMENT   AMONG   THE  PARTIES
     IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE RESOLVED BY BINDING ARBITRATION AS PROVIDED HEREIN.

8.   Entire  Agreement/Modifications.   This   Agreement,   along   with   the
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     attached  Indemnification  Agreement,  which is incorporated herein by this reference, constitutes the entire agreement between the parties and supersedes all prior understandings and agreements, whether oral or written, regarding Consultant's retention by the Client. This Agreement shall not be altered or modified except in writing, duly executed by the parties hereto.

9.   Severability.  If  any  term,  covenant  or provision, or any part thereof,
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     is  found  by any court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the same shall not affect the remainder of such term, covenant or provision, any other terms, covenants or provisions or any subsequent application of such term, covenant or provision which shall be given the maximum effect possible without regard to the invalid, illegal or unenforceable term, covenant or provision, or portion thereof.

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     In  lieu  of  any  such  invalid,  illegal  or unenforceable provision, the parties hereto intend that there shall be added as part of this Agreement a term, covenant or provision as similar in terms to such invalid, illegal or unenforceable term, covenant of provision, or part thereof, as may be possible and be valid, legal and enforceable.

     IN WITNESS HEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

Vijay Alimchandani,                              National Parking Systems, Inc.
dba Financial Systems International

By: /s/ Vijay Alimchandani                    By: /s/ Marc Ebersole
   ------------------------                      -------------------------------
Name: Vijay Alimchandani                         Name: Marc Ebersole
Title:                                           Title: President and CEO

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